Purchase Price Allocation (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011
Assets:
Current	$ 7,358	$ 5,981
Noncurrent	208,423	748
Oil and natural gas properties	1,625,246	1,516,737
Total assets acquired	1,841,027	1,523,466
Liabilities:
Current	208,139	2,130
Asset retirement obligations	34,096	19,853
Noncurrent	196,600
Total liabilities assumed	438,835	21,983
Net assets acquired	$ 1,402,192	$ 1,501,483